UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2004

                            FIDELITY BANKSHARES, INC.
                            ---------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-29040                65-0717085
-----------------------            ------------------        -----------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


205 Datura Street, West Palm Beach, Florida                        33401
-------------------------------------------                      ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------

                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events

               The Company issued a press release announcing the completion of its sale of 1,150,000 shares (inclusive of over-allotment shares) of its common stock in an offering underwritten by Keefe Bruyette & Woods, Ryan Beck & Co., and Janney Montgomery Scott LLC.

Item 9.01      Financial Statements and Exhibits

               (a)  Financial Statements of businesses acquired. Not Applicable.

               (b)  Pro forma financial information. Not Applicable.

               (c)  Exhibits.

               The following Exhibit is attached as part of this report:


               99.1 Press release dated December 21, 2004, the completion of its sale of 1,150,000 shares (inclusive of over-allotment shares) of its common stock in an offering underwritten by Keefe Bruyette & Woods, Ryan Beck & Co., and Janney Montgomery Scott LLC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FIDELITY BANKSHARES, INC.



DATE: December 21, 2004                 By:/s/ Vince A. Elhilow
                                           ------------------------------------
                                           Vince A. Elhilow
                                           Chairman of the Board, President and
                                           Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.       Description

          99.1 Press release dated December 21, 2004, the completion of its sale of 1,150,000 shares (inclusive of over-allotment shares) of its common stock in an offering underwritten by Keefe Bruyette & Woods, Ryan Beck & Co., and Janney Montgomery Scott LLC.